SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ☐ 240.14a-11(c) or ☐ 240.14a-12

MERIX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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9.	Date Filed:

MERIX CORPORATION

1521 Poplar Lane

Forest Grove, Oregon 97116

(503) 359-9300

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time and Date

9:00 a.m., Pacific Daylight Time on September 30, 2004

Place

Merix’ principal executive offices located at 1521 Poplar Lane, Forest Grove, Oregon 97116

Items of Business

1. To elect eight directors to serve for the ensuing year and until their successors are elected.

2. To ratify the appointment of PricewaterhouseCoopers LLP as Merix’ independent registered public accounting firm for the fiscal year ending May 28, 2005.

3. To consider any other business that may properly come before the meeting.

Adjournments and Postponements

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned and postponed.

Record Date

You are entitled to vote only if you were a Merix shareholder as of the close of business on July 26, 2004.

Voting

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and to submit your proxy or voting instructions as soon as possible. You may submit your proxy for the annual meeting by completing, signing, dating and returning your proxy card in the pre-addressed envelope provided, or by following the instructions on your voting instruction card for voting by mail or using the telephone or the Internet. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 1 of this proxy statement and the instructions on the proxy card or voting instruction card. You may attend the meeting in person even though you have sent in your proxy or voting instruction card.

By Order of the Board of Directors,

/s/    Janie S. Brown

Janie S. Brown,

Senior Vice President, Chief Financial Officer,

Treasurer and Secretary

Forest Grove, Oregon

August 10, 2004

This notice of annual meeting and proxy statement and form of proxy are being distributed on or about

August 10, 2004

MERIX CORPORATION

1521 Poplar Lane

Forest Grove, Oregon 97116

PROXY STATEMENT

For Annual Meeting of Shareholders

To Be Held on September 30, 2004

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	The Board of Directors of Merix Corporation is providing these proxy materials for you in connection with Merix’ annual meeting of shareholders, which will take place on Thursday, September 30, 2004. As a shareholder, you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q:	What information is contained in this proxy statement?

A:	The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and most highly paid executive officers, and certain other required information.

Q:	How may I obtain Merix’ annual report to shareholders?

A:	A copy of our 2004 annual report is enclosed.

Q:	How may I obtain Merix’ Annual Report on Form 10-K filed with the SEC?

A:	Merix’ Annual Report on Form 10-K for the year ended May 29, 2004 is included in Merix’ 2004 annual report to shareholders. Shareholders may request an additional free copy of Merix’ Annual Report on Form 10-K for the year ended May 29, 2004 from:

Merix Corporation

Attn: Janie S. Brown

1521 Poplar Lane

Forest Grove, OR 97116

(503) 359-9300

www.merix.com

Fax Number: (503) 357-1504

Merix will also furnish any exhibit to the Form 10-K if specifically requested. Copies of Merix’ Annual Report on Form 10-K for the year ended May 29, 2004 are also available in the SEC Filings portion of the Investor Relations section of our website at www.merix.com and in the SEC’s EDGAR database on the SEC’s website at www.sec.gov.

Q:	What items of business will be voted on at the annual meeting?

A:	The items of business scheduled to be voted on at the annual meeting are the election of directors and the ratification of PricewaterhouseCoopers LLP as Merix’ independent registered public accounting firm for the 2005 fiscal year. We will also consider any other business that properly comes before the annual meeting.

Q:	How does the Board recommend that I vote?

A:	Our Board recommends that you vote your shares “FOR” each of the nominees to the Board and “FOR” the ratification of PricewaterhouseCoopers LLP as Merix’ independent registered public accounting firm for the 2005 fiscal year.

Q:	What shares can I vote?

A:	Each share of Merix common stock issued and outstanding as of the close of business on July 26, 2004, the Record Date, is entitled to be voted on all items being voted upon at the annual meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. On the Record Date we had approximately 19,132,000 shares of common stock issued and outstanding.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most Merix shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Merix’ transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by Merix. As the shareholder of record, you have the right to grant your voting proxy directly to Merix or to vote in person at the meeting. Merix has enclosed or sent a proxy card for you to use.

Beneficial Owner

If your shares are held in a brokerage account or by another person on your behalf, you are considered the beneficial owner of those shares, and these proxy materials are being forwarded to you by your broker or other nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:	How can I attend the annual meeting?

A:	You are entitled to attend the annual meeting only if you were a Merix shareholder as of the close of business on July 26, 2004 or you hold a valid proxy for the annual meeting.

Q:	How can I vote my shares in person at the annual meeting?

A:	Shares held in your name as the shareholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the annual meeting?

A:

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a shareholder of record, you may vote by submitting a proxy by mail. If you are the beneficial owner of shares held in a brokerage account or by another person on your behalf, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

By Mail—Shareholders of record of Merix common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Merix shareholders who are the beneficial owners of shares held in a brokerage account, or by another person on their behalf, may vote by mail by completing, signing and dating the voting instruction card provided by their broker, trustee or nominee and mailing it in the accompanying pre-addressed envelope.

By Telephone—Most Merix shareholders who are the beneficial owners of shares held in a brokerage account, or by another person on their behalf, and live in the United States or Canada may vote by phone by calling the number specified on the voting instruction cards provided by their brokers, trustee or nominees. Please see the voting instruction card for telephone voting availability.

By Internet—Most Merix shareholders who are the beneficial owners of shares held in a brokerage account, or by another person on their behalf, and live in the United States or Canada may vote using the Internet by following the instructions on the voting instruction cards provided by their brokers, trustee or nominees. Please see the voting instruction card for Internet voting availability.

Q:	Can I change my vote?

A:	You may change your vote at any time prior to the vote at the annual meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to Merix’ Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you are the beneficial owner of shares held in a brokerage account, or that are held by another person on your behalf, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:	Who can help answer my questions?

A:	If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact:

Merix Corporation Investor Relations

1521 Poplar Lane

Forest Grove, OR 97116

Fax Number: (503) 357-1504

If you need additional copies of this proxy statement or voting materials, please contact Merix as described above.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Merix or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy cards, which are then forwarded to Merix management.

Q:	How many shares must be present or represented to conduct business at the annual meeting?

A:	The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of shares of Merix common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	How are votes counted?

A:	In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For the other item of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions with regard to a certain item, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of Merix’ nominees to the Board, “FOR” ratification of the PricewaterhouseCoopers LLP as Merix’ independent registered public accounting firm and in the discretion of the proxy holders on any other matters that properly come before the meeting), except shares held in the Merix 401(k) Plan, which will be voted in accordance with the terms of the Plan.

Q:	What is the voting requirement to approve each of the proposals?

A:	In the election of directors, the eight persons receiving the highest number of “FOR” votes at the annual meeting will be elected. The other proposal requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are considered entitled to vote on that proposal. Thus, broker non-votes count as votes against the proposals being voted on at the meeting. Abstentions also have the same effect as votes against the matter.

Q:	Is cumulative voting permitted for the election of directors?

A:	No. Each share of Merix’ common stock outstanding as of the close of business on July 26, 2004 is entitled to one vote on each matter that may come before the annual meeting.

Q:	What happens if additional matters are presented at the annual meeting?

A:	Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Mark R. Hollinger, Dr. William W. Lattin and William C. McCormick, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

Q:	Who will serve as inspector of elections?

A:	The inspector of elections will be Janie S. Brown, Senior Vice President, Chief Financial Officer, Treasurer and Secretary of Merix Corporation.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each Merix proxy card and voting instruction card that you receive.

Q:	How may I obtain a separate set of voting materials?

A:	If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or fax us to request a separate copy of these materials from:

Merix Corporation

Attn: Janie S. Brown

1521 Poplar Lane

Forest Grove, OR 97116

Fax Number: (503) 357-1504

Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write to us at the above address or fax number to request delivery of a single copy of these materials.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:	Merix is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.

Q:	Where can I find the voting results of the annual meeting?

A:	We intend to announce preliminary voting results at the annual meeting and publish final results in our report on Form 10-Q for the second quarter of fiscal 2005.

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future shareholder meetings.

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in Merix’ proxy statement for the annual meeting next year, the written proposal must be received by Merix’ Secretary at our principal executive offices no later than April 12, 2005. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in Merix’ proxy statement is instead a reasonable time before we begin to print and mail our proxy materials. Such proposals must also comply with our bylaws provisions regarding business to be brought before a shareholder meeting and SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Merix Corporation

Attn: Janie S. Brown

1521 Poplar Lane

Forest Grove, OR 97116

Fax: (503) 357-1504

For a shareholder proposal that is not intended to be included in Merix’ proxy statement as described above, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of Merix common stock to approve that proposal, provide the information required by Merix’ bylaws and give timely notice to Merix’ Secretary in accordance with Merix’ bylaws, which, in general, require that the notice be received by Merix’ Secretary:

•	Not earlier than the close of business on June 27, 2005, and

•	Not later than the close of business on July 27, 2005.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board’s Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Chair of Merix’ Nominating and Corporate Governance Committee by fax or mail addressed to:

Chair of the Nominating and Corporate Governance Committee

Merix Corporation

1521 Poplar Lane

Forest Grove, Oregon 97116

Fax: (503) 357-1504

In addition, Merix’ bylaws permit shareholders to nominate directors for election at an annual shareholder meeting. To nominate a director, the shareholder must deliver to Merix’ Secretary timely notice in accordance with Merix’ bylaws, which require that the notice be received by Merix’ Secretary within the time period described above under “Shareholder Proposals.” Pursuant to Merix’ bylaws, the notice must include the information that would be required in a proxy statement soliciting proxies for the election of that nominee, and information about the shareholder making the nomination, as well as a statement by the nominee acknowledging that he or she consents to serve as a director of Merix if elected. The notice should be addressed to Merix’ Secretary as follows:

Merix Corporation

Attn: Janie S. Brown

1521 Poplar Lane

Forest Grove, OR 97116

Fax: (503) 357-1504

Copy of Bylaw Provisions: You may contact Merix’ Secretary as indicated above for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates. Merix’ bylaws also are available in the Corporate Governance portion of the Investor Relations section of our website at www.merix.com.

Q:	How may I communicate with Merix’ Board or the non-management directors on Merix’ Board?

A:	You may submit any communication intended for Merix’ Board or the non-management directors by directing the communication by mail or fax addressed to:

Chair of the Nominating and Corporate Governance Committee

Merix Corporation

1521 Poplar Lane

Forest Grove, Oregon 97116

Fax: (503) 357-1504

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Merix is committed to sound corporate governance principles. Such principles are essential to running Merix’ business efficiently and to maintaining Merix’ integrity in the marketplace. Merix’ Code of Business Conduct and Ethics are available in the Corporate Governance portion of the Investor Relations section of our website at www.merix.com.

Board Independence

The Board has determined that none of the current directors standing for re-election, except Mark R. Hollinger, the Chairman of the Board, President and Chief Executive Officer, has a material relationship with Merix (either directly, through a family member or as a partner, executive officer or controlling shareholder of any organization that receives or makes payments from or to Merix) and each is independent within the meaning of Merix’ director independence standards, which reflect exactly Nasdaq’s director independence standards, as currently in effect. Furthermore, the Board has determined that none of the members of any of Merix’ committees has a material relationship with Merix (either directly or as a partner, shareholder or officer of an organization that has a relationship with Merix) and each is “independent” within the meaning of Merix’ director independence standards.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board has eight directors and the following three committees: (1) Audit, (2) Human Resources and Compensation, and (3) Nominating and Corporate Governance. The membership during fiscal 2004 and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. During fiscal 2004, the Board held seven meetings. Each director attended at least 75% of all Board and applicable Committee meetings. Directors are encouraged to attend annual meetings of Merix shareholders. All directors attended the last annual meeting of shareholders.

Name of Director	Audit		Human Resource and Compensation		Nominating and Corporate Governance
Non-Employee Directors:
Kirby A. Dyess			X

Carlene M. Ellis	X				X	*

Donald D. Jobe			X		X

George H. Kerckhove	X

Dr. William W. Lattin			X		X

William C. McCormick	X	*

Robert C. Strandberg			X	*

Employee Directors:
Mark R. Hollinger

Number of Meetings in Fiscal 2004	6		4		1

X = Committee	member

* = Chair

Audit Committee

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of:

•	the integrity of Merix’ financial statements,

•	Merix’ compliance with legal and regulatory requirements,

•	the independent registered public accounting firm’s qualifications and independence,

•	the performance of Merix’ independent registered public accounting firm,

•	Merix’ systems of internal controls regarding finance and accounting and

•	risk assessment and risk management.

Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the Audit Committee charter and the committee’s performance; appoints, evaluates, oversees and approves compensation of Merix’ independent registered public accounting firm; reviews Merix’ internal controls and corporate policies with respect to financial information and earnings guidance; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on Merix’ financial statements. The Audit Committee works closely with management as well as Merix’ independent registered public accounting firm. The Audit Committee has the authority to retain outside legal, accounting or other advisors as the Audit Committee deems appropriate to fulfill its duties and responsibilities without seeking Board approval with respect to the selection, fees or terms of engagement. The Board has determined that each member of the Audit Committee is “independent” for purposes of membership on the Audit Committee under applicable NASD and SEC requirements. The Board has determined that George H. Kerckhove is an “audit committee financial expert” under applicable SEC rules and regulations.

The report of the Audit Committee is included on page 21 of this proxy statement. The charter of the Audit Committee will be available in the Corporate Governance portion of the Investor Relations section of our website at www.merix.com prior to the annual meeting.

Human Resources and Compensation Committee

The Human Resources and Compensation Committee:

•	discharges the Board’s responsibilities relating to compensation of Merix’ executives, including the CEO;

•	produces an annual report on executive compensation for inclusion in Merix’ proxy statement;

•	administers Merix’ equity incentive and executive compensation plans; and

•	oversees Merix’ long range planning for executive development and succession.

Specific duties of the Human Resources and Compensation Committee include: developing and monitoring Merix’ executive compensation philosophy; establishing and annually reviewing and approving Merix’ executive compensation policies and practices; determining annual compensation for executives; and reviewing and approving special executive employment, compensation and retirement arrangements.

The report of the Human Resources and Compensation Committee on executive compensation is included beginning on page 19 of this proxy statement. The charter of the Human Resources and Compensation Committee will be available in the Corporate Governance portion of the Investor Relations section of our website at www.merix.com prior to the annual meeting.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee was formed in 2004. Its members are Carlene Ellis, Donald D. Jobe and Dr. William Lattin. Ms. Ellis is the Chair. The Committee’s Charter provides that the Committee:

•	identifies individuals qualified to become members of the Board;

•	approves and recommends to the Board director candidates;

•	develops, updates as necessary and recommends to the Board corporate governance principles and policies applicable to Merix and monitors compliance with such principles and policies;

•	enhances Board education; and

•	oversees the evaluation of the Board.

The report of the Nominating and Corporate Governance Committee is included beginning on page 18 of this proxy statement. The Nominating and Corporate Governance Committee’s charter will be available in the Corporate Governance portion of the Investor Relations section of our website at www.merix.com prior to the annual meeting.

Consideration of Nominees

The Nominating and Corporate Governance Committee will utilize a variety of methods for identifying nominees for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, shareholders or other persons.

In evaluating candidates, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience, capability and diversity on the Board. The Nominating and Corporate Governance Committee Charter contains director selection guidelines, which specify that directors should have high standards of professional and personal ethics and values, relevant experience at the policy-making level and a commitment to acting in Merix’ best interests. Directors should have sufficient time to carry out their duties and should have the willingness and ability to serve multiple terms to develop a deeper understanding of Merix’ business affairs. Board members should be willing to avoid activities or interests that may create a conflict of interest with the director’s responsibilities and duties to Merix.

Shareholder Nominee

The Nominating and Corporate Governance Committee will consider properly submitted shareholder nominations for candidates for membership on the Board. Any shareholder nominations proposed for consideration by the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Chair of the Nominating and Corporate Governance Committee

Merix Corporation

1521 Poplar Lane

Forest Grove, OR 97116

Fax: (503) 357-1504

In addition, Merix’ bylaws permit shareholders to nominate directors for consideration at an annual shareholder meeting. For a description of the process for nominating directors in accordance with Merix’ bylaws, see “Questions and Answers about the Proxy Materials and the Annual Meeting—What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?” on page 6.

Executive Sessions

Executive sessions of independent directors will be held at least twice a year. The sessions will be scheduled and chaired by the Chair of the Nominating and Corporate Governance Committee. Any independent director may request the scheduling of additional executive sessions.

Communications with the Board

Individuals may communicate with the Board by writing to Merix’ Board by mail or fax addressed to:

Chair of the Nominating and Corporate Governance Committee

Merix Corporation

1521 Poplar Lane

Forest Grove, Oregon 97116

Fax: (503) 357-1504

PROPOSAL NO. 1    ELECTION OF DIRECTORS

Merix’ Board of Directors currently consists of eight directors. Upon recommendation of the Nominating and Corporate Governance Committee, each current director has been nominated for election at the 2004 Annual Meeting to serve until the next annual meeting or until his or her successor is elected. Information regarding the business experience of each nominee is provided below. There are no family relationships among our executive officers and directors.

If you sign your proxy or voting instruction card, but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the eight persons nominated by the Board. If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy or voting instruction card.

The Board expects that all of the nominees will be available to serve as directors. In the event that any nominee should become unavailable, however, the proxy holders, Mark R. Hollinger, Dr. William W. Lattin and William C. McCormick, will vote for a nominee or nominees designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

Our Board recommends a vote FOR the election to the Board of each of the following nominees.

	Age	Director since
Kirby A. Dyess Ms. Dyess is a principal in her own early stage investment firm, Austin Capital Management LLC. She served as Vice President of Intel Corporation and Director of Operations for Intel Capital from April 2001 until her retirement in December 2002. She served as Vice President and Director of New Business Development of Intel Corporation from January 1997 to April 2001 and was Corporate Vice President and Director of Human Resource worldwide from 1993 to 1996. Ms. Dyess also serves on the Board of Directors of Menasha Corporation, H2F Media, Inc. and Octavian Scientific, Inc	58	2002

Carlene M. Ellis Ms. Ellis served as Vice President of Education of Intel Corporation from January 1999 until she retired in May 2003. She served as Corporate Vice President and Director of the Information Technology Group of Intel from 1992 to 1998 and was Intel’s Vice President of Human Resources from 1990 to 1992. She was Vice President of Intel’s Finance and Administration Group from 1988 to 1990. Ms. Ellis also serves on the Board of Directors of Chela Financial and 21st Century Insurance.	57	1994

Mark R. Hollinger

Mr. Hollinger has been the Chairman since September 2001. Mr. Hollinger has served as Chief Executive Officer of Merix since September 1999 and as President since May 1999. He joined Merix in September 1997 as Senior Vice President of Operations and served as the Chief Operating Officer from August 1998 to September 1999. Prior to joining Merix, he spent three years as Vice President of Operations at Continental Circuits Corporation. His experience also includes more than a decade at IBM where he served in a variety of manufacturing positions. Mr. Hollinger also serves on the Board of Directors of SimpleTech, Inc.

	46	1999

Donald D. Jobe Mr. Jobe served as President and CEO of Isola Laminate Systems from July 1999 until he retired in October 2001. He served as Vice President and General Manager of Allied Signal Electronic Materials, Asia from October 1994 until June 1999.	61	2001

	Age	Director since
George H. Kerckhove Mr. Kerckhove retired as Vice President of American Standard Companies in May 2000. He served as Chief Financial Officer of American Standard from January 1998 to January 2000 and Vice President and Group Executive for the Plumbing Products Sector in the Americas, Europe and Asia from January 1988 to December 1997. Mr. Kerckhove was a Director of American Standard Companies from 1990 to May 2000 and currently serves on the Board of Directors of Wellspring International.	67	2001

Dr. William W. Lattin Dr. Lattin retired as Executive Vice President of Synopsys, Inc. in October 1999. He served as President and Chief Executive Officer of Logic Modeling from 1992 until its acquisition by Synopsys, Inc. in 1994. Dr. Lattin served as the CEO of Logic Automation from 1986 to 1992. Prior to Logic Automation, he worked for Intel Corporation from 1975 to 1986. He also serves on the Board of Directors of FEI Corp., Corrent Corp., ADEXA, Inc., RadiSys Corporation, Tripwire, Inc. and EasyStreet Online Services, Inc.	63	2000

William C. McCormick Mr. McCormick is currently serving as a consultant to Precision Castparts Corporation and as an advisor to Blue Point Capital, JMW Capital and Riverlake Partners LLC. He served as Chairman of Precision Castparts Corporation from October 1994 until his retirement in August 2003 and as Chief Executive Officer from August 1991 until retiring from that position in September 2002. He is President of the William C. & Jani E. McCormick Foundation. He also serves on the Board of Directors of Homestead Capital, Albertina Kerr Centers, and Portland State University.	70	1997

Robert C. Strandberg Mr. Strandberg serves as Chief Executive Officer of Xytrans, Inc. From April 1997 to August 2000, he served as President and Chief Executive Officer of PSC, Inc. and as its Executive Vice President from November 1996 to April 1997.	47	1998

PROPOSAL NO. 2    RATIFICATION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP to audit Merix’ financial statements for the fiscal year ending May 28, 2005. During fiscal 2004, PricewaterhouseCoopers LLP audited Merix’ financial statements for the year ended May 29, 2004 and also provided certain tax and other audit-related services. Representatives of PricewaterhouseCoopers LLP are expected to attend the meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.

The Board recommends a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as Merix’ independent registered public accounting firm for the 2005 fiscal year.

If the appointment is not ratified, the Audit Committee will consider whether it should select another independent registered public accounting firm to audit Merix’ financial statements.

Independent Registered Public Accounting Firm’s Fees

Fees billed by PricewaterhouseCoopers LLP in fiscal years 2004 and 2003 were as follows:

Services Rendered	Fees
	FY 2004	FY 2003
Audit Fees(1)	$102,900	$110,400
Audit-Related Fees(2)	62,600	26,000
Tax Fees(3)	27,000	83,000
All Other Fees(4)	1,500	60,400

Total	$194,000	$279,800

(1)	For professional services for auditing Merix’ annual financial statements and reviewing the financial statements included in Merix’ Quarterly Reports on Form 10-Q.

(2)	For audit of Merix’ defined contribution benefit plan, issuance of consent and comfort letter in support of a January 2004 stock offering, review of accounting treatment related to a May 2002 subordinated debenture financing and for consultation on SEC compliance matters.

(3)	For professional services rendered for tax compliance, tax advice and planning.

(4)	For other professional consultation services.

The Audit Committee pre-approves permissible audit-related and non-audit services to be performed by Merix’ independent registered public accounting firm and the associated fees for such services. Engagements may be separately pre-approved by the Audit Committee or entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee, as long as the Audit Committee is informed on a timely basis of any engagement entered into on that basis.

DIRECTOR COMPENSATION

The following table provides information on Merix’ compensation and reimbursement practices during fiscal 2004 for non-employee directors, as well as the range of compensation paid to non-employee directors who served during the 2004 fiscal year. Merix’ employee director does not receive any separate compensation for Board activities.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE FOR FISCAL 2004

Option grant to non-employee directors upon initial election or appointment to the Board	20,0000 shares(1)

Annual retainer	$10,000

Annual option grant to non-employee directors	5,000 shares(1)

Payment per Board meeting	$1,000 ($500 if telephonic)

Payment per committee meeting	$1,000

Additional per meeting payment for Chair of any committee	$1,000

Reimbursement for expenses attendant to Board membership	Yes

Range of total compensation earned by directors (for the year)	$16,000 to $22,000

(1)	The options have a 10-year term, are granted at the market price on the date of grant and vest in four equal annual installments beginning one year after the date of grant.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation information for Merix’ Chief Executive Officer and Merix’ three other most highly paid executive officers during fiscal years 2004, 2003 and 2002.

Name and Principal Position	Fiscal Year			Long-Term Compensation		All Other Compensation ($)(2)
		Annual Compensation		Restricted Stock Awards ($)(1)	Number of Securities Underlying Options
		Salary ($)	Bonus ($)
Mark R. Hollinger	2004	$315,192	$100,100	$49,950	0	$11,030
(Chairman, Chief Executive	2003	306,731	0	0	110,000	9,476
Officer and President)	2002	275,000	0	0	40,000	6,278

Janie S. Brown	2004	$185,846	$42,175	$34,965	0	$10,112
(Senior Vice President, Chief	2003	178,000	0	0	50,000	9,265
Financial Officer, Treasurer	2002	161,462	0	0	28,125	8,362
and Secretary)

Daniel T. Olson	2004	$227,308	$61,500	$34,965	0	$8,613
(Senior Vice President, Sales	2003	225,000	0	0	50,000	4,400
and Marketing)	2002	220,577	0	0	26,250	4,140

Anaya K. Vardya	2004	$194,862	$44,200	$34,965	0	$10,349
(Senior Vice President,	2003	191,344	0	0	50,000	8,999
Operations)	2002	169,165	0	0	40,000	7,706

(1)	Under the terms of the restricted stock agreements with these executive officers, the restricted stock is subject to accelerated vesting in the event of a change in control of Merix or the occurrence of certain events indicating an imminent change in control of Merix. Each unvested share is cancelled upon termination of employment. Vesting occurs over a four-year period or can be accelerated based on the achievement of certain performance goals related to the company’s operating results. The first half of the shares vested on January 13, 2004.

(2)	Consists principally of amounts contributed by Merix under its 401(k) Plan unless otherwise indicated.

Stock Option Grants in Last Fiscal Year

Merix did not grant options to the executives named in the Summary Compensation Table in fiscal year 2004.

Aggregated Option Exercises in Fiscal Year and Fiscal Year-End Option Values

The following table indicates the number of shares acquired upon exercise of options during the last fiscal year and the value realized, the number of shares subject to exercisable (vested) and unexercisable (unvested) stock options as of May 29, 2004, and the value of exercisable and unexercisable “in-the-money” options.

Name	Number of Shares Acquired On Exercise	Value Realized ($)(2)	Number of Securities Underlying Unexercised Options at May 29, 2004		Value of Unexercised In-the-Money Options at May 29, 2004(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mark R. Hollinger	74,622	$1,043,048	224,437	107,813	$177,875	$185,213
Janie S. Brown	23,000	$330,509	52,107	55,131	$62,775	$84,188
Daniel T. Olson	60,000	$811,927	60,056	54,194	$98,729	$84,188
Anaya K. Vardya	22,438	$291,665	78,182	61,068	$113,448	$84,188

(1)	Calculated based on the difference between the exercise price and May 28, 2004 closing stock price of $10.70 per share.

(2)	Calculated based on the difference between the market price of the shares purchased on the exercise date and the exercise price multiplied by the number of shares covered by the exercised option.

SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

Merix has entered into Executive Severance Agreements with Mr. Hollinger, Ms. Brown, Mr. Olson and Mr. Vardya pursuant to which Merix has agreed to provide severance benefits upon Merix’ termination of any such executive’s employment without cause. “Cause” is generally defined as (a) willfully and continually failing to perform substantially the executive’s reasonably assigned duties (except a failure resulting from incapacity due to physical or mental illness) after a demand for performance has been made and the manner of nonperformance has been specifically identified, or (b) willfully engaging in illegal conduct materially injurious to Merix. Termination of employment does not include assignment to the executive of different responsibilities consistent with the executive’s area of professional expertise. In the event of a termination of employment without cause, the executive would receive a lump sum payment equal to his or her annual base pay, and would also be entitled to a portion of the benefits under any incentive plan in which the executive participates and certain health insurance and out-placement benefits. If an executive is terminated within 24 months following a change of control of Merix (as defined in the agreement), the executive would receive an additional cash payment so that the total amount equaled two times his or her annual base pay, an additional portion of his or her targeted cash bonus, accelerated vesting of all stock options and bonus stock awards and extension of the option exercise period, and certain life insurance benefits. However, such benefits would not be payable if termination of employment is due to death or voluntary action of the executive other than for good reason (as defined in the agreement), or by Merix for cause or permanent disability. Payment of benefits following a change of control is conditioned on the executive’s agreement to continue his or her employment with Merix or the surviving company (if so requested) for a period of up to six months following the change of control.

PERFORMANCE GRAPH

The graph below shows the cumulative total shareholder return assuming the investment of $100 on May 28, 1999 in each of (i) Merix common stock; (ii) the Nasdaq Composite U.S. Index and; (iii) Merix’ peer group. The peer group is an SIC Index that includes organizations in Merix’ Standard Industrial Code Classification (SIC) Code 3672—Printed Circuit Design, which currently consists of 19 organizations. The graph assumes reinvestment of any dividends.

	5/28/99	5/26/00	5/25/01	5/24/02	5/30/03	05/28/04
MERIX CORP	$100.00	$466.67	$569.00	$462.50	$143.75	$267.50
NASDAQ INDEX	$100.00	$129.17	$90.85	$67.38	$65.12	$80.91
PEER GROUP	$100.00	$158.77	$221.00	$55.35	$22.74	$34.86

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE REPORT

The Nominating and Corporate Governance Committee of the Board of Directors (the “NCG Committee”) was formed in March 2004. The NCG Committee consists of three outside directors, none of whom has a material relationship with Merix (either directly, through a family member or as a partner, executive officer or controlling shareholder of any organization that receives or makes payments from or to Merix) and each of whom is independent within the meaning of Merix’ director independence standards, which reflect exactly Nasdaq’s director independence standards.

Pursuant to authority delegated by the Board of Directors and the Committee Charter, the Committee’s role is to:

•	identify individuals qualified to become members of the Board;

•	approve and recommend to the Board director candidates;

•	develop, update as necessary and recommend to the Board corporate governance principles and policies applicable to Merix and monitor compliance with such principles and policies;

•	enhance Board education; and

•	oversee the evaluation of the Board.

Since its formation, the NCG Committee has met twice. The NCG Committee recommended to the Board the nominees for election as director named in the proxy statement. In addition, the Committee has initiated a Board evaluation process for fiscal 2005. The NCG Committee anticipates meeting approximately four times during fiscal 2005.

Submitted By:

Carlene M. Ellis, Chair

Donald D. Jobe

William W. Lattin

HUMAN RESOURCES AND COMPENSATION COMMITTEE

REPORT ON EXECUTIVE COMPENSATION

The Human Resources and Compensation Committee of the Board of Directors (the “HRC Committee”) consists of four outside directors. Pursuant to authority delegated by the Board of Directors, the HRC Committee approves compensation of executive officers, including the Chief Executive Officer. The HRC Committee is also responsible for reviewing, approving and making recommendations to the Board of Directors regarding executive compensation and administering Merix’ stock incentive and executive compensation plans. The HRC Committee also provides advice on a broad range of human resources issues, including best practices in the areas of benefits, staffing, succession planning and general compensation.

Executive Compensation Policy

The Board of Directors and the HRC Committee believe that Merix’ executive compensation should be tied to corporate performance. Merix has developed a total compensation strategy that ties a significant portion of executive compensation to Merix’ financial performance in a way that recognizes the cyclic nature of Merix’ business. The primary objective of the executive compensation program is to:

•	Attract and retain talented executives;

•	Motivate executives to achieve long term business strategies while achieving near term financial targets; and

•	Align executive performance with Merix’ strategic and tactical goals.

Merix has annual and long term incentive compensation programs for its executive officers that are designed to offer compensation that is competitive with compensation offered by companies of similar size and complexity within the electronics and similar industries. The HRC Committee designs Merix executive compensation to be comparable to the 65th-70th percentile of its peer group for total compensation for years in which Merix achieves strong performance. The HRC Committee uses information from a variety of sources regarding companies in the electronics industry for establishing executive compensation, general compensation structures and performance goals. Merix’ executives participate in Merix’ 401(k) plan and other employee benefits plans on the same basis as other employees.

Base Salaries

The HRC Committee initially establishes base salaries for the Chief Executive Officer and other executive officers based on the responsibilities of the position, the experience of the individual and base salaries and total compensation for comparable positions at companies in Merix’ peer group. The HRC Committee considers annual salary adjustments by evaluating the performance of the company and of each executive officer, including the Chief Executive Officer, and also considering any new responsibilities. The HRC Committee targets base salaries for expected performance levels for Merix executives at the 45th percentile of base salaries for executives in Merix’ peer group, and above that target for very strong performance.

Annual Incentive Compensation—Management Incentive Plan

Merix’ executive officers, including the Chief Executive Officer, are eligible to participate in Merix’ Management Incentive Plan, an annual cash incentive compensation plan that closely ties executive compensation to Merix’ performance. Merix’ Management Incentive Plan rewards executives significantly for years in which Merix has strong performance, but produces little or no reward in other years. At the beginning of each fiscal year, the Board of Directors determines whether to adopt a plan for that year. If the Board adopts a Management Incentive Plan for a fiscal year, the HRC Committee sets performance objectives for payments under the Plan, which are reviewed by the full Board of Directors. The Board has adopted a Management Incentive Plan for fiscal 2005. The HRC Committee has established performance goals for the first half of fiscal 2005 based on the achievement of targeted levels of financial performance and strategic objectives.

Long Term Incentive Compensation—Equity Compensation

All Merix employees, including the Chief Executive Officer and other executive officers, are eligible to receive equity compensation awards under Merix’ 1994 Stock Incentive Plan and Merix’ 2000 Nonqualified Stock Option Plan (the “Plans”). Executive officers and directors may not receive awards under Merix’ 2000 Nonqualified Stock Option Plan for a number of shares totaling more than 25% of the total shares awarded to all participants in any calendar year. The HRC Committee approves equity compensation awards to the Chief Executive Officer and other executive officers. Awards are made based on individual performance and contribution to Merix’ strategic success. The Plans help link executive and employee compensation to the achievement of Merix’ long-term business strategies and provide a long-term focus and align executive and employee interests with the interests of Merix’ shareholders. Option grants made to executive officers for fiscal 2002 and 2003 and restricted stock awards in 2004 are reflected in the Summary Compensation Table.

Corporate Tax Deduction on Compensation in Excess of $1 Million per Year

Section 162(m) of the Internal Revenue Code of 1986 limits to $1,000,000 per person the amount that a company may deduct for compensation paid to any of its most highly compensated officers. Merix anticipates that the levels of salary and bonus it pays will not generally exceed that limit. Under Section 162(m) regulations, the $1,000,000 cap on deductibility does not apply to compensation received through the exercise of stock options that meet certain requirements. Merix’ current policy is generally to grant stock options that meet the deductibility requirements of such regulations.

Human Resources and Compensation Committee

Report on Executive Compensation Submitted By:

Robert C. Strandberg, Chair

Kirby A. Dyess

William W. Lattin

Donald D. Jobe

AUDIT COMMITTEE REPORT

The Audit Committee appoints, determines funding for, oversees and evaluates the independent registered public accounting firm with respect to accounting, internal controls and other matters, and makes other decisions with respect to audit and finance matters. The Audit Committee also pre-approves the retention of the independent registered public accounting firm, and its fees for all audit and permitted non-audit services provided by the independent registered public accounting firm and determines whether the provision of non-audit services is compatible with maintaining the independence of the registered public accounting firm. All members of the Audit Committee are able to read and understand financial statements and have experience in finance and accounting that provide them with financial sophistication.

Duties and Responsibilities

The Audit Committee operates under a written charter approved by the Board of Directors. Pursuant to authority delegated by the Board of Directors and the Audit Committee’s written charter, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to:

•	the integrity of Merix’ financial statements;

•	Merix’ compliance with legal and regulatory requirements;

•	Merix’ systems of internal controls regarding finance and accounting as established by management;

•	the independent registered public accounting firm’s qualifications and independence;

•	the performance by Merix’ independent registered public accounting firm;

•	Merix’ auditing, accounting and financial reporting processes generally; and

•	compliance with Merix’ ethical standards for senior financial officers and all personnel.

In fulfilling its duties, the Audit Committee maintains free and open communication with the Board, the independent registered public accounting firm, financial management and all employees.

In connection with these responsibilities, the Audit Committee met with independent registered public accounting firm to review and discuss Merix’ audited financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by the Statement on Auditing Standards No. 61 (Certification of Statements on Auditing Standards), as may be modified or supplemented. The Audit Committee also received from the independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with its registered public accounting firm that firm’s independence.

Fiscal 2004 Audit

Based on the reviews and discussions described above, the Audit Committee recommended that the Board of Directors include the audited financial statements in Merix’ Annual Report on Form 10-K to be filed with the SEC for the year ended May 29, 2004.

Audit Committee Report Submitted By:

William C. McCormick, Chair

Carlene M. Ellis

George H. Kerckhove

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows common stock ownership on July 26, 2004, except as otherwise noted, by:

•	each person who beneficially owned more than 5% of Merix common stock on that date,

•	each of the current executive officers named in the Summary Compensation Table on page 15 and each of the current directors and

•	all current Merix executive officers and Merix directors as a group.

The number of shares beneficially owned by each entity or person is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of September 24, 2004 through the exercise of any stock option or other right.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership		Percent of Class
Bricoleur Capital Management LLC 12230 El Camino Real, Suite 100 San Diego, CA 92130	2,035,748	(1)	10.7%

TCW Group 865 South Figueroa Street Los Angeles, CA 90017	1,980,860	(2)	10.4%

FMR Corp. 82 Devonshire Street Boston, MA 02109	1,348,273	(3)	7.1%

Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403	1,117,494	(4)	5.9%

Essex Investment Management Company, LLC. 125 High Street, 29th Floor Boston, MA 02110	1,058,300	(5)	5.6%

Mark R. Hollinger	303,494	(6)	1.6%

Anaya K. Vardya	100,382	(7)	*

Janie S. Brown	87,070	(8)	*

Daniel T. Olson	78,814	(9)	*

Carlene M. Ellis	63,750	(10)	*

Robert C. Strandberg	57,300	(11)	*

William W. Lattin	33,750	(12)	*

William C. McCormick	25,500	(13)	*

George H. Kerckhove	24,750	(14)	*

Donald D. Jobe	11,250	(15)	*

Kirby A. Dyess	11,250	(16)	*

All executive officers and directors as a group (11 people)	797,310	(17)	4.2%

*	less than one percent

(1)	Based on a Schedule 13G filed with the SEC on May 7, 2004.

(2)	Based on a Schedule 13G filed with the SEC on July 8, 2004.

(3)	Based on a Schedule 13G filed with the SEC on July 12, 2004.

(4)	Based on a Schedule 13G filed with the SEC on February 6, 2004.

(5)	Based on a Schedule 13G filed with the SEC on January 30, 2004.

(6)	Includes options to purchase 243,500 shares and 11,109 shares held in trust for Mr. Hollinger’s minor children.

(7)	Includes options to purchase 87,996 shares.

(8)	Includes options to purchase 61,921 shares.

(9)	Includes options to purchase 69,870 shares.

(10)	Includes options to purchase 52,500 shares.

(11)	Includes options to purchase 52,500 shares.

(12)	Includes options to purchase 33,750 shares.

(13)	Includes options to purchase 3,750 shares.

(14)	Includes options to purchase 18,750 shares.

(15)	Includes options to purchase 11,250 shares.

(16)	Includes options to purchase 11,250 shares.

(17)	Includes options to purchase 647,037 shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Merix’ executive officers, directors and holders of more than 10% of the Merix common stock to file reports of ownership and changes in ownership with the SEC. Merix believes that during its fiscal year ended May 29, 2004, all reports required under Section 16(a) were timely filed.

BY ORDER OF THE BOARD OF DIRECTORS

/s/    Janie S. Brown

Janie S. Brown

Senior Vice President, Chief Financial Officer,

Treasurer and Secretary

Forest Grove, Oregon

August 10, 2004

PROXY

MERIX CORPORATION

Proxy Solicited on Behalf of the Board of Directors of

the Company for the Annual Meeting on September 30, 2003

The undersigned hereby appoints Mark R. Hollinger, Dr. William W. Lattin and William C. McCormick, and each of them, proxies with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Merix Corporation on September 30, 2003, and at any adjournment thereof, all shares of the undersigned in Merix Corporation. The proxies are instructed to vote as follows:

(Continued and to be signed on the reverse side)

COMMENTS:

ANNUAL MEETING OF SHAREHOLDERS OF

MERIX CORPORATION

September 30, 2003

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:	NOMINEES:

The shares represented by this proxy will be voted in accordance with instructions, if given. If no instructions are given, they will be voted for the directors. The proxies may vote in their discretion as to other matters that may come before the meeting.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	° Kirby A. Dyess ° Carlene M. Ellis ° Mark R. Hollinger ° Donald D. Jobe ° George H. Kerckhove ° Dr. William W. Lattin ° William C. McCormick ° Robert C. Strandberg	TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐	To facilitate meeting arrangements, please check here if you plan to attend the meeting in person.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.